                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

ADCPB BALANCE
Initial ADCPB                                                85,790,915.00
Prior Month ADCPB                                            14,786,217.52
Current Month ADCPB (Before addition of New Property)        13,529,427.12
Base Principal Amount (Prior - Current)                       1,256,790.40
Add:  ADCPB of New Transferred Property                               0.00
Ending ADCPB (Current + ADCPB of New Property)               13,529,427.12

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                   10,780,680.68
     Class A Certificate Rate                                         6.85%
     One twelfth of Class A Certificate Rate                          0.57%
     Class A Certificate Interest                                61,539.72
     Prior Month Class A Overdue Interest                             0.00

     Class A Interest Due                                        61,539.72
     Class A Interest Paid                                       61,539.72

     Current Month Class A Overdue Interest                           0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                   10,780,680.68
     Class A Percentage                                              86.00%
     Base Principal Amount                                    1,256,790.40
                                                             -------------
     Class A Base Principal Distribution Amount               1,080,839.74
     Prior Month Class A Overdue Principal                            0.00
                                                             -------------
     Total A Note Principal Due                               1,080,839.74
     Additional amount due for floor payment                     35,441.76
     Additional Class A Principal Due                                 0.00
                                                             -------------
     Class A Principal Paid                                   1,116,281.50

     Class A Overdue Principal                                        0.00
                                                             -------------

     Current Month Class A Principal Balance                  9,664,399.17

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance               501,427.41
     Class B-1 Certificate Rate                                  7.63%
     One twelfth of Class B-1 Certificate Rate                   0.64%
     Class B-1 Certificate Interest                          3,188.24
     Prior Month Class B-1 Overdue Interest                      0.00

     Class B-1 Interest Due                                  3,188.24
     Class B-1 Interest Paid                                 3,188.24

     Current Month Class B-1 Overdue Interest                    0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance               501,427.41
     Class B-1 Percentage                                        4.00%
     Base Principal Amount                               1,256,790.40
     Class B-1 Base Principal Distribution Amount           50,271.62
     Prior Month B-1 Overdue Principal                           0.00
     Additional amount due for floor payment                 1,648.45
                                                         ------------
     Total B-1 Note Principal Due                           51,920.07

     Class B-1 Principal Paid                               51,920.07


     Class B-1 Overdue Principal                                 0.00

     Current Month Class B-1 Principal Balance             449,507.33

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance               501,427.41
     Class B-2 Certificate Rate                                  8.17%
     One twelfth of Class B-2 Certificate Rate                   0.68%
     Class B-2 Certificate Interest                          3,413.88
     Prior Month Class B-2 Overdue Interest                      0.00

     Class B-2 Interest Due                                  3,413.88
     Class B-2 Interest Paid                                 3,413.88

     Current Month Class B-2 Overdue Interest                    0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance               501,427.41
     Class B-2 Percentage                                        4.00%
     Base Principal Amount                               1,256,790.40
     Class B-2 Base Principal Distribution Amount           50,271.62
     Prior Month B-1 Overdue Principal                           0.00
     Additional amount due for floor payment                 1,648.45
                                                         ------------
     Total B-1 Note Principal Due                           51,920.07

     Class B-2 Principal Paid                               51,920.07

     Class B-2 Overdue Principal                                 0.00

     Current Month Class B-2 Principal Balance             449,507.33

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

FLOOR TEST

     Initial ADCPB                                          85,790,915.00
     Floor percent                                                   3.50%
                                                            -------------
     Floor                                                   3,002,682.03

     Ending ADCPB                                           13,529,427.12

     less
     Beginning Balance - Class A           10,780,681
     Beginning Balance - Class B1             501,427
     Beginning Balance - Class B2             501,427
                                           ----------
                                           11,783,535

     less
     Current Month Payment - Class A        1,080,840
     Current Month Payment - Class B1          50,272
     Current Month Payment - Class B2          50,272
                                           ----------
                                            1,181,383        10,602,152.51

     Excess of ending ADCPB over Note balance after
     initial payments                                         2,927,274.61
     Excess (deficit) of excess balance over floor              (75,407.42)
     Cash available after payment of regular payments            38,738.67
                                                             -------------
     Additional payment to certificate holders                   38,738.67


ADJUSTED FLOOR TEST
     Ending ADCPB                                            13,529,427.12

     less
      Beginning Balance - Class A          10,780,681
      Beginning Balance - Class B1            501,427
      Beginning Balance - Class B2            501,427
                                           ----------
                                           11,783,535
      less
       Current Month Payment - Class A      1,116,282
       Current Month Payment - Class B1        51,920
       Current Month Payment - Class B2        51,920
                                           ----------
                                            1,220,122        10,563,413.84

     Excess of ending ADCPB over Note balance after
     initial payments                                         2,966,013.28

     Excess (deficit) of excess balance over floor              (36,668.75)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                        14,786,218
     Servicer Fee Rate                                            0.5000%
     One-twelfth                                                  0.0417%
     Servicer Fee                                               6,160.92

     Prior Servicer Fee Arrearage                                   0.00
     Servicer Fee Due                                           6,160.92

     Servicer Fee Paid                                          6,160.92

     Current Servicing Fee Arrearage                                0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                        14,786,218
     Back-Up Servicer Fee Rate                                    0.0130%
     One-twelfth                                                  0.0011%
     Back-up Servicer Fee                                         160.18

     Prior Back-Up Servicer Fee Arrearage                           0.00
     Total Back-Up Servicer Fee Due                               160.18

     Back-Up Servicer Fee Paid                                    160.18

     Current Back-Up Servicing Fee Arrearage                        0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                  291.67
     Trustee Fee Rate                                             0.0100%

     Prior Trustee Fee Arrearage                                    0.00
     Total Trustee Fee Due                                        291.67

     Trustee Fee Paid                                             291.67

     Current Trustee Fee Arrearage                                  0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                 10,780,680.68
     Monthly Premium Rate                                         0.0208%
     Prior Premium Arrearage                                        0.00
     Premium Amount Due                                         2,246.00

     Premium Amount Paid                                        2,246.00

     Current Premium Arrearage                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

                                                                       NO

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                                  Gross
                                             Gross                      Gross                   Charge-Off
                                            Defaults     Recoveries   Charge-Offs     ADCPB       Ratio
                                            --------     ----------   -----------  ----------   ----------
           2 months prior                    10,005         28,590      (18,585)   15,761,051       (1.42)%
           1 month prior                     13,865          3,598       10,267    14,786,218        0.83%
           Current                           60,968         19,703       41,265    13,609,246        3.64%

           3 Month Gross Charge-Off Ratio                                                            1.02%
           Maximum Allowed                                                                           2.50%


30+ DELINQUENCIES

                                                                        Monthly
                           Delinquencies   ADCPB                     Delinquencies
                           -------------   -----                     -------------
           2 months prior      855,858     15,761,051                    5.43%
           1 month prior       968,310     14,786,218                    6.55%
           Current month       819,583     13,609,246                    6.02%

                           Delinquency Ratio:                           6.000%
                           Maximum Delinquency Ratio:                    6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                       No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                             No
                                                                   ------------


GROSS DEFAULTS (>=180)

                             Monthly Gross                     Monthly
                                Defaults        ADCPB      Gross Defaults
                             -------------   ----------    --------------
           Current month             0       13,609,246       0.0000%
           1 month prior             0       14,786,218       0.0000%
           2 months prior            0       15,761,051       0.0000%
                                  ----       ----------       ------
           Sum/Average               0       14,718,838       0.0000%
                                                                   4
           Gross Defaults                                       0.00%

                 i A       Subordinated Percentage             25.25%
                ii B       WAL of Remaining Leases              1.71
                           Two                                     2
                           Ratio (i/ii)/2                       7.40%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                              Monthly
                           Delinquencies   ADCPB           Delinquencies
                           -------------   -----           -------------
           2 months prior      211,025     15,761,051         1.34%
           1 month prior       372,925     14,786,218         2.52%
           Current month       283,391     13,609,246         2.08%

                           Issuer Delinquency Trigger Ratio:  1.98%
                           Maximum Ratio Allowed:             2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordination Level <14%                      No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?           No
                                                      -------------

       (3) Has a Delinquency Event Occurred?                No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000


     Aging/Delinquency Statistics

                                                                              ADCPB                Total
     Current                                                                      12,789,664           93.98%
     31-60 Days Past Due                                                             302,396            2.22%
     61-90 Days Past Due                                                             233,795            1.72%
     91+ Days Past Due                                                               283,391            2.08%
                                                                            ----------------        --------

     Total                                                                        13,609,246          100.00%


     Certificate Factors

     Class A Notes                                                               0.130989085
     Class B-1 Notes                                                             0.130989185
     Class B-2 Notes                                                             0.130989185


     Substitution Limits [Section 7]

     ADCPB as of Cut-Off Date                                                  85,790,915.00
     Maximum Substitution (10% of Initial)                                      8,579,091.50
     Maximum Substitution for Defaulted Contracts (5% of Initial)               4,289,545.75

     Prior month Cumulative ADCPB Substituted                                   4,134,055.76
     Current month ADCPB Substituted                                                      --
                                                                            ----------------
     Cumulative ADCPB Substituted                                               4,134,055.76

     Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,980,863.06
     Current month ADCPB Substituted Defaulted Contracts                                  --
                                                                            ----------------
     Cumulative ADCPB Substituted for Defaulted Contracts                       1,980,863.06


     Portfolio Prepayment Statistics

     Prior month Cumulative ADCPB prepaid                                      13,579,664.54
     Current month ADCPB prepaid                                                  227,298.51
                                                                            ----------------
     Cumulative ADCPB prepaid                                                  13,806,963.05

     Prior month Cumulative ADCPB Defaulted                                     5,988,884.34
     Current month ADCPB Defaulted                                                 60,968.36
                                                                            ----------------
     Cumulative ADCPB Defaulted                                                 6,049,852.70

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000
--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                 30,690.27

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account          (30,706.35)
     Transfer of prior period Excluded Amounts not yet transferred                        (34,943.36)
     Collections Received [5.02 (b)(d)]                                                 1,254,598.22
     Excluded Amounts [5.02 (d)][Definition]                                             (425,121.65)
     Collections on Deposit due Collection Account [5.02 (d)]                            (720,305.15)

     Ending Balance                                                                        74,211.98

COLLECTION ACCOUNT
     BEGINNING BALANCE, DECEMBER 1, 1999                                                                    648,548.37

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
     Add:  Servicer Advance                                                                                 467,949.27
     Add:  Payments due Collection Account from last 2 business days prior period                            32,602.08
     Add:  Add'l transfers                                                                                        0.00
     Add: Amounts to Collection Acct from Security deposit account                                                0.00
     Less: Total distributions on  December 10, 1999                                                     (1,149,099.72)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 2000
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                       720,305.42
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                   0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]                0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                          0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                2,662.06
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                    0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                 0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                           0.00
     Add: Security Deposits Related to Prepayment                                                                 0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                              0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                           0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                             0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                0.00

     Ending balance on July 31, 2000 and August 1, 2000                                                     722,967.48

     Add: Servicer Advances to be deposited on Determination Date                                           401,746.31
     Add: Payments due Collection Acct from last 3 business days                                            172,408.47
     Add: Payments not yet transferred to the Collection Account                                                  0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                    0.00

     Adjusted Collection Account Balance                                                                  1,297,122.26

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

SECURITY DEPOSIT ACCOUNT

     Beginning Balance                                   158,302.99
     Add: Balance deposited on closing date                    0.00
     Add: Security Deposits [6.02 b]                           0.00
     Less: Amounts to Collection Account [6.02 c]              0.00
     Add: Investment Earnings                                863.44
                                                         ----------

     Ending balance on July 31, 2000                     159,166.43

     Less: Amounts to Collection Account [6.02 c]              0.00

     Adjusted Security Deposit  Account Balance          159,166.43

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                    0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                        0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Ending balance on July 31, 2000                                                                      0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Adjusted New Transferred Property Funding Account Balance                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                         1,297,122.26

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)      Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                              0.00

     (ii)     Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                          0.00

     (iii)    Aggregate of: [6.06 c (iii)]
              (A)     Unreimbursed Servicer Advances from prior periods                                              0.00
              (B)     Servicer Fee and unpaid Servicer Fee                                                       6,160.92
              (C)     Servicing Charges inadvertently deposited in Collection Account                                0.00

     (iv)     Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                              160.18

     (v)      Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                2,246.00

     (vi)     Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                291.67

     (vii)    Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          61,539.72

     (viii)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                      3,188.24

     (ix)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                        3,413.88

     (x)      Class A Base Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]          1,080,839.74

     (xi)     Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                    0.00

     (xii)    Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]       50,271.62
              provided no restricting event exists

     (xiii)   Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]      50,271.62
              provided no restricting event or issuer restricting event exists

     (xiv)    Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                     0.00

     (xv)     Prepayments optionally transferred to collection account and disbursed in                              0.00
              consideration of the transfer of New Transferred Property not in excess of
              $5,000,000 [6.06 c (xv)]

     (xvi)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                           0.00
              Net of Additional Principal Distribution to Class A, B1 & B2.

              a.      Class A Additional Principal Distribution Amount                                          35,441.76

              b.      Class B1 Additional Principal Distribution Amount                                          1,648.45

              c.      Class B2 Additional Principal Distribution Amount                                          1,648.45

     Reviewed By:


     -----------------------------------------------------------
     SANDY B. HO
     EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

ADCPB BALANCE

Initial ADCPB                                                      72,024,925.77
Prior Month ADCPB                                                  21,911,953.27
Current Month ADCPB (Before addition of New Property)              20,959,597.09
Base Principal Amount (Prior - Current)                               952,356.18
Add:  ADCPB of New Transferred Property                                     0.00
Ending ADCPB (Current + ADCPB of New Property)                     20,959,597.09

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                         18,589,370.27
     Class A Certificate Rate                                               6.29%
     One twelfth of Class A Certificate Rate                                0.52%
     Class A Certificate Interest                                      97,439.28
     Prior Month Class A Overdue Interest                                   0.00

     Class A Interest Due                                              97,439.28
     Class A Interest Paid                                             97,439.28

     Current Month Class A Overdue Interest                                 0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                         18,589,370.27
     Class A Percentage                                                    88.00%
     Base Principal Amount                                            952,356.18
                                                                   -------------
     Class A Base Principal Distribution Amount                       838,073.44
     Prior Month Class A Overdue Principal                                  0.00
     Total A Note Principal Due                                       838,073.44
     Additional amount due for floor payment                           29,792.39
     Additional Class A Principal Due                                       0.00
                                                                   -------------
     Class A Principal Paid                                           867,865.83
     Class A Overdue Principal                                              0.00
                                                                   -------------

     Current Month Class A Principal Balance                       17,721,504.45

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                          633,728.22
     Class B-1 Certificate Rate                                             7.01%
     One twelfth of Class B-1 Certificate Rate                              0.58%
     Class B-1 Certificate Interest                                     3,702.03
     Prior Month Class B-1 Overdue Interest                                 0.00

     Class B-1 Interest Due                                             3,702.03
     Class B-1 Interest Paid                                            3,702.03

     Current Month Class B-1 Overdue Interest                               0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                          633,728.22
     Class B-1 Percentage                                                   3.00%
     Base Principal Amount                                            952,356.18
     Class B-1 Base Principal Distribution Amount                      28,570.69
     Prior Month B-1 Overdue Principal                                      0.00
     Additional amount due for floor payment                            1,015.65
     Total B-1 Note Principal Due                                      29,586.34
                                                                      ----------

     Class B-1 Principal Paid                                          29,586.34

     Class B-1 Overdue Principal                                            0.00

     Current Month Class B-1 Principal Balance                        604,141.88

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                          528,107.01
     Class B-2 Certificate Rate                                             8.22%
     One twelfth of Class B-2 Certificate Rate                              0.69%
     Class B-2 Certificate Interest                                     3,617.53
     Prior Month Class B-2 Overdue Interest                                 0.00

     Class B-2 Interest Due                                             3,617.53
     Class B-2 Interest Paid                                            3,617.53

     Current Month Class B-2 Overdue Interest                               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                          528,107.01
     Class B-2 Percentage                                                   2.50%
     Base Principal Amount                                            952,356.18
     Class B-2 Base Principal Distribution Amount                      23,808.90
     Prior Month B-1 Overdue Principal                                      0.00
     Additional amount due for floor payment                              846.37
     Total B-2 Note Principal Due                                      24,655.27

     Class B-2 Principal Paid                                          24,655.27

     Class B-2 Overdue Principal                                            0.00

     Current Month Class B-2 Principal Balance                        503,451.74

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

FLOOR TEST

     Initial ADCPB                                                                                     72,024,925.77
     Floor percent                                                                                              3.00%
                                                                                                       -------------
     Floor                                                                                              2,160,747.77

     Ending ADCPB                                                                                      20,959,597.09

     less
     Beginning Balance - Class A                                                        18,589,370
     Beginning Balance - Class B1                                                          633,728
     Beginning Balance - Class B2                                                          528,107
                                                                                     -------------
                                                                                        19,751,206
     less
     Current Month Payment - Class A                                                       838,073
     Current Month Payment - Class B1                                                       28,571
     Current Month Payment - Class B2                                                       23,809
                                                                                     -------------
                                                                                           890,453     18,860,752.47

     Excess of ending ADCPB over Note balance after initial payments                                    2,098,844.62

     Excess (deficit) of excess balance over floor                                                        (61,903.15)
     Cash available after payment of regular payments                                                      31,654.41
                                                                                                       -------------
     Additional payment to certificate holders                                                             31,654.41

ADJUSTED FLOOR TEST
     Ending ADCPB                                                                                      20,959,597.09

        less
        Beginning Balance - Class A                                                     18,589,370
        Beginning Balance - Class B1                                                       633,728
        Beginning Balance - Class B2                                                       528,107
                                                                                     -------------
                                                                                        19,751,206
        less
        Current Month Payment - Class A                                                    867,866
        Current Month Payment - Class B1                                                    29,586
        Current Month Payment - Class B2                                                    24,655
                                                                                     -------------
                                                                                           922,107     18,829,098.06

     Excess of ending ADCPB over Note balance after initial payments                                    2,130,499.03

     Excess (deficit) of excess balance over floor                                                        (30,248.74)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

SERVICING FEE SCHEDULE

     Prior Month ADCPB                          21,911,953
     Servicer Fee Rate                              0.5000%
     One-twelfth                                    0.0417%
     Servicer Fee                                 9,129.98

     Prior Servicer Fee Arrearage                     0.00
     Servicer Fee Due                             9,129.98

     Servicer Fee Paid                            9,129.98

     Current Servicing Fee Arrearage                  0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                          21,911,953
     Back-Up Servicer Fee Rate                      0.0200%
     One-twelfth                                    0.0017%
     Back-up Servicer Fee                           365.20

     Prior Back-Up Servicer Fee Arrearage             0.00
     Total Back-Up Servicer Fee Due                 365.20

     Back-Up Servicer Fee Paid                      365.20

     Current Back-Up Servicing Fee Arrearage          0.00

TRUSTEE FEE SCHEDULE

     Trustee Fee                                    291.67
     Trustee Fee Rate                               0.0100%

     Prior Trustee Fee Arrearage                      0.00
     Total Trustee Fee Due                          291.67

     Trustee Fee Paid                               291.67

     Current Trustee Fee Arrearage                    0.00

CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance   18,589,370.27
     Monthly Premium Rate                           0.0200%
     Prior Premium Arrearage                          0.00
     Premium Amount Due                           3,718.00

     Premium Amount Paid                          3,718.00

     Current Premium Arrearage                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occurred and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01
    (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, as to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                             Gross                       Gross                       Monthly
                            Defaults    Recoveries    Charge-Offs     ADCPB         Charge-Offs
                            --------    ----------    -----------     -----         -----------
           2 months prior    23,554       18,724          4,830     22,728,530          0.25%
           1 month prior      6,517       19,443        (12,926)    21,911,953         -0.71%
           Current           15,844       13,921          1,923     21,037,548          0.11%


           3 Month Gross Charge-Off Ratio                                              -0.11%
           Maximum Allowed                                                              2.50%

30+ DELINQUENCIES
                                                                     Monthly
                           Delinquencies     ADCPB                   Delinquencies
                           -------------     -----                   -------------
           2 months prior   1,404,310      22,728,530                    6.18%
           1 month prior    1,533,212      21,911,953                    7.00%
           Current month    1,367,908      21,037,548                    6.50%

                           Delinquency Ratio:                            6.56%
                           Maximum Delinquency Ratio:                    7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------

GROSS DEFAULTS (>=180)

                                                           Monthly
                           Gross Defaults    ADCPB      Gross Defaults
                           --------------    -----      --------------
           Current                 0       21,037,548       0.0000%
           1 month prior           0       21,911,953       0.0000%
           2 months prior          0       22,728,530       0.0000%
                                  --      -----------      -------
           Sum/Average             0       21,892,677       0.0000%
                                                                 4
           Gross Defaults                                     0.00%

                 i A       Subordinated Percentage           12.57%
                ii B       WAL of Remaining Leases            2.08
                           Two                                2.00
                           Ratio (i/ii)/2                     3.03%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                           Monthly
                           Delinquencies     ADCPB      Delinquencies
                           -------------     -----      -------------
           2 months prior     448,794      22,728,530      1.97%
           1 month prior      436,127      21,911,953      1.99%
           Current month      372,775      21,037,548      1.77%


                         Issuer Delinquency Trigger Ratio: 1.91%
                         Maximum Ratio Allowed:            2.50%

EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than 8.86%
           of ADCPB                                        No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000


       Aging/Delinquency Statistics

                                                                                  ADCPB               Total
       Current                                                                 19,669,640           93.50%
       31-60 Days Past Due                                                        661,084            3.14%
       61-90 Days Past Due                                                        334,050            1.59%
       91+ Days Past Due                                                          372,775            1.77%
                                                                            -------------           ------

       Total                                                                    21,037,548         100.00%

       Certificate Factors

       Class A Notes                                                          0.279600540
       Class B-1 Notes                                                        0.279600431
       Class B-2 Notes                                                        0.279600501


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                             72,024,925.77
       Maximum Substitution (10% of Initial)                                 7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)          3,601,246.29

       Prior month Cumulative ADCPB Substituted                              3,302,459.86
       Current month ADCPB Substituted                                          50,520.46
                                                                            -------------
       Cumulative ADCPB Substituted                                          3,352,980.32

       Prior month Cumulative ADCPB Substituted for Default Contracts        1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                              -
                                                                                        -
       Cumulative ADCPB Substituted for Defaulted Contract                   1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                 11,288,190.38
       Current month ADCPB prepaid                                              48,019.72
                                                                            -------------
       Cumulative ADCPB prepaid                                             11,336,210.10

       Prior month Cumulative ADCPB Defaulted                                4,374,671.87
       Current month ADCPB Defaulted                                            15,843.66
                                                                            -------------
       Cumulative ADCPB Defaulted                                            4,390,515.53

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                103,124.43

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
     Collection Account                                                   (34,235.86)
     Transfer of prior period Excluded Amounts not yet transferred        (21,619.38)
     Collections Received [5.02 (b)(d)]                                 1,033,680.83
     Excluded Amounts [5.02 (d)][Definition]                             (516,349.30)
     Collections on Deposit due Collection Account [5.02 (d)]            (440,377.47)

     Ending Balance                                                       124,223.25

COLLECTION ACCOUNT
     BEGINNING BALANCE, JULY 1, 2000                                                         488,124.99

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 2000
     Add:  Servicer Advance                                                                  500,266.08
     Add:  Payments due Collection Account from last 2 business days prior period             34,235.86
     Add:  Add'l transfers                                                                         0.00
     Add:  Amounts to Collection Acct from Security deposit account                                0.00
     Less: Total distributions on July 10, 2000                                          (1,022,626.93)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 2000

     Aggregate Amount of Actual Payments [6.01 b (i)]                                        440,377.49
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                    0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account
          [6.01 iii)]                                                                              0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                           0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                 1,551.05
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                     0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                  0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                            0.00
     Add: Security Deposits Related to Prepayment                                                  0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                               0.00
     Less: Amounts transferred to the New Transferred Property Funding Account
           [6.01 d]                                                                                0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                              0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                 0.00

     Ending balance on July 31, 2000 and August 1, 2000                                      441,928.54

     Add: Servicer Advances to be deposited on Determination Date                            455,752.28
     Add: Payments due Collection Acct from last 3 business days                             142,690.31
     Add: Payments not yet transferred to the Collection Account                                   0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                     0.00

     Adjusted Collection Account Balance                                                   1,040,371.13

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                            0.00
     Add:  Balance deposited on closing date                       0.00
     Add:  Security Deposits [6.02 b]                              0.00
     Less: Amounts to Collection Account [6.02 c]                  0.00
     Add:  Investment Earnings                                     0.00
                                                                   ----

     Ending balance on July 31, 2000                               0.00

     Less: Amounts to Collection Account [6.02 c]                  0.00

     Adjusted Security Deposit  Account Balance                    0.00

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                0.00

     Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]    0.00
     Add:  Amount Transferred to New Transferred Property Funding Account [6.05 ii]                   0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00
                                                                                                      ----

     Ending balance on July 31, 2000                                                                  0.00

     Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]    0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00
                                                                                                      ----

     Adjusted New Transferred Property Funding Account Balance                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                      1,040,371.13


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06  c (i)]                              0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                               0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                        9,129.98
             (C)     Servicing Charges inadvertently deposited in Collection Account                                 0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               365.20

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 3,718.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                 291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                           97,439.28

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       3,702.03

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         3,617.53

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            838,073.44

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1
             Principal [6.06 c (xii)]                                                                           28,570.69
             provided no restricting event exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2
             Principal [6.06 c (xiii)]                                                                          23,808.90
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                               0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                            0.00
             Net of Additional Principal Distribution to Class A, B1 & B2.

             a.      Class A Additional Principal Distribution Amount                                           29,792.39

             b.      Class B1 Additional Principal Distribution Amount                                           1,015.65

             c.      Class B2 Additional Principal Distribution Amount                                             846.37

     Reviewed By:



     ------------------------------------------
     SANDY B. HO
     EXECUTIVE VICE PRESIDENT & CFO